                                                                                                         EXHIBIT 32.1
                                              CERTIFICATION PURSUANT TO
                                               18 U.S.C. SECTION 1350,
                                               AS ADOPTED PURSUANT TO
                                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Navistar International Corporation (the "Company") on Form 10-Q for the
period ended July 31, 2003 as filed with the Securities and Exchange Commission (the "SEC") on the date hereof (the
"Report"), I, Daniel C. Ustian, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
         of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ Daniel C. Ustian
    Daniel C. Ustian
    Chief Executive Officer
    September 12, 2003

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  This certification shall also not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.

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